                                                                   EXHIBIT 99.1

                    The Liberty Corporation and Subsidiaries
                  Pro Forma Condensed Financial Statements of
                    The Liberty Corporation and Subidiaries

The following unaudited pro forma condensed statements of income for the nine months ended September 30, 1997 and the year ended December 31, 1996, and the unaudited pro forma condensed balance sheet as of September 30, 1997 give effect to the stock purchase transaction whereby Pierce National Life Insurance Company will be sold to Fortis, Inc. The condensed statements of income were prepared assuming the sale occurred January 1, 1996, and the condensed balance sheet was prepared assuming the sale occurred September 30, 1997.

The unaudited pro forma condensed financial statements presented do not purport to represent what the results of operations or financial condition would actually have been if the pro forma adjustments had occured on the dates referred to above or to be indicative of the future results of operations or financial position of The Liberty Corporation. The pro forma adjustments are based on available information and certain assumptions the Registrant believes are reasonable. The pro forma condensed financial statements should be read in conjunction with the audited financial statements and notes thereto as included in The Liberty Corporation 1996 Annual Report on Form 10-K.



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



                    The Liberty Corporation and Subsidiaries
                      Pro Forma Condensed Income Statement
                  For the Nine Months ended September 30, 1997

                                                              (UNAUDITED)
(In 000's, except per share data)
                                         ---------------------------------------------------
                                                          (a)
                                              1997      Sale of       Other
                                                As      Pierce      Pro Forma        1997
                                             Reported   National    Adjustments    Pro Forma
                                         ---------------------------------------------------
REVENUES
Insurance premiums and policy charges        $263,807    (79,744)                   $184,063
Broadcasting revenues                         100,753                                100,753
Net investment income                         118,454    (41,658)       3,702 b       80,498
Service contract revenues                       5,302                   7,500 c       12,802
Realized investment gains                       8,739      2,353                      11,092
                                         ---------------------------------------------------

Total Revenues                                497,055   (119,049)      11,202        389,208
                                         ---------------------------------------------------

EXPENSES
Policyholder benefits                         172,293    (74,978)                     97,315
Insurance commissions                          59,262     (7,679)                     51,583
General insurance expenses                     50,584    (13,173)       7,950 c,f     45,361
Amortization of deferred acquisition costs     33,105     (8,001)                     25,104
Broadcasting expenses                          70,282                                 70,282
Interest expense                               10,093                  (4,068) d       6,025
Other expenses                                 14,470                                 14,470
                                         ---------------------------------------------------

Total Expenses                                410,089   (103,831)       3,882        310,140
                                         ---------------------------------------------------

Income before income taxes                     86,966    (15,218)       7,320         79,068

Provision for income taxes                     30,472     (5,030)       2,142 e       27,584
                                         ---------------------------------------------------

Net Income                                   $ 56,494    (10,188)       5,178       $ 51,484
                                         ===================================================


Preferred Dividends                          $  1,976                               $  1,976

Net Income Available to Common Shares        $ 54,518                               $ 49,508

Weighted Average Common Shares                 21,130                                 21,130

Earnings Per Common Share                    $   2.58                               $   2.34


See notes to condensed pro forma income statement.



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


                    The Liberty Corporation and Subsidiaries
                      Pro Forma Condensed Income Statement
                      For the Year ended December 31, 1996

                                                                (UNAUDITED)
(In 000's, except per share data)
                                           ------------------------------------------------------
                                                            (a)
                                               1996       Sale of       Other
                                                As        Pierce      Pro Forma           1996
                                             Reported     National   Adjustments        Pro Forma
                                           ------------------------------------------------------
REVENUES
Insurance premiums and policy charges        $ 321,371    (104,653)                     $ 216,718
Broadcasting revenues                          137,336                                    137,336
Net investment income                          155,221     (52,176)        4,935 b        107,980
Service contract revenues                        7,751                    10,000 c         17,751
Realized investment losses                      (2,582)       (672)                        (3,254)
                                             ----------------------------------------------------

Total Revenues                                 619,097    (157,501)       14,935          476,531
                                             ----------------------------------------------------

EXPENSES
Policyholder benefits                          218,751     (95,788)                       122,963
Insurance commissions                           66,483     (11,931)                        54,552
General insurance expenses                      73,790     (21,465)       10,600 c,f       62,925
Amortization of deferred acquisition costs      73,967     (13,029)                        60,938
Broadcasting expenses                           94,867                                     94,867
Interest expense                                15,139                    (5,424)d          9,715
Other expenses                                  19,601                                     19,601
                                             ----------------------------------------------------

Total Expenses                                 562,598    (142,213)        5,176          425,561
                                             ----------------------------------------------------

Income before income taxes                      56,499     (15,288)        9,759           50,970

Provision for income taxes                      19,159      (5,643)        2,856 e         16,372
                                             ----------------------------------------------------

Net Income                                   $  37,340      (9,645)        6,903        $  34,598
                                             ====================================================

Preferred Dividends                          $   2,652                                  $   2,652

Net Income Available to Common Shares        $  34,688                                  $  31,946

Weighted Average Common Shares                  20,903                                     20,903

Earnings Per Common Share                    $    1.66                                  $    1.53


See notes to condensed pro forma income statement.




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



                    The Liberty Corporation and Subsidiaries
                 Notes to Pro Forma Condensed Income Statements

a) The pro forma condensed income statement reflects, for the periods presented, the exclusion of the actual reported amounts for Pierce National Life Insurance Company.

b) The pro forma condensed income statement reflects, for the periods presented, the earnings, net of investment expenses, on assets retained by Liberty Corporation subsequent to the sale of Pierce. The adjustment assumes approximately $78 million of assets are held in the Parent Company and financed by debt.

c) The pro forma condensed income statement reflects, for the periods presented, the revenues and expenses associated with the five year servicing contract between Liberty Insurance Services Corporation and Fortis, Inc., whereby Liberty Insurance Services will provide administrative services for Pierce and United Family Life Insurance Company (a subsidiary of Fortis, Inc.).

d) The pro forma condensed income statement reflects, for the periods presented, the interest savings resulting from the reduction in bank debt using the net proceeds from the sale of Pierce National, less the cost of financing the assets to be retained in the Parent Company as referred to in footnote (b) above.

e) The pro forma condensed income statement reflects, for the periods presented, the tax effects of the adjustments made using a 35% effective tax rate. Additionally, the pro forma income statement assumes a tax credit of approximately $.5 million associated with certain investments that will be retained by Liberty Corporation as described in footnote (b) above.

f) The pro forma condensed income statement reflects, for the periods presented, an estimate of the expenses that will remain in the Company subsequent to the sale of Pierce, that previously had been absorbed by Pierce. Actual future expenses may be higher or lower than those reflected in the pro forma income statements.


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


                    The Liberty Corporation and Subsidiaries
                       Pro Forma Condensed Balance Sheet
                               September 30, 1997

(In 000's)                                                              (UNAUDITED)
                                                          As           (a)                      Pro
                                                       Reported        Sale       Assets       Forma
                                                       9/30/97      Transaction  Retained     9/30/97
                                                     -----------    ----------- ---------- ------------
INVESTMENTS
Fixed Maturity Securities-available for sale         $ 1,637,923    (711,472)     47,862 c $   974,313
Equity Securities                                         75,563      (2,479)                   73,084
Mortgage Loans                                           237,464     (47,456)     24,449 c     214,457
Investment in Real Estate                                 54,208      (1,497)        347 c      53,058
Loans to Policyholders                                   100,590      (8,671)                   91,919
Other Long Term Investments                               22,738      (5,895)      5,895 c      22,738
Short Term Investments                                       250                                   250
                                                     -------------------------------------------------
  Total Investments                                    2,128,736    (777,470)     78,553     1,429,819
                                                     =================================================

Cash                                                      36,852      (5,916)                   30,936
Accrued Investment Income                                 21,527      (8,389)                   13,138
Receivables                                               62,867      (4,958)                   57,909
Receivable from Reinsurers                               280,113        (236)                  279,877
Deferred Acquisition Costs                               337,950     (56,514)                  281,436
Buildings & Equipment                                     74,742                                74,742
Intangibles Related to Television Operations              91,055                                91,055
Goodwill related to Insurance Acquisitions                34,381     (10,308)                   24,073
Other Assets                                              49,576      (1,520)                   48,056
                                                     -------------------------------------------------
TOTAL ASSETS                                         $ 3,117,799    (865,311)     78,553   $ 2,331,041
                                                     =================================================

LIABILITIES
Policy Liabilities                                     1,949,813    (623,788)                1,326,025
Notes Mortgages & Other Debt                             199,914    (169,080) b   78,553 c     109,387
Accrued Income Taxes                                       2,671       2,194                     4,865
Deferred Income Taxes                                    171,557     (44,722)                  126,835
Accounts Payable & Accrued Expenses                      103,030      (6,417)                   96,613
Other Liabilities                                          3,834                                 3,834
                                                     -------------------------------------------------
TOTAL LIABILITIES                                      2,430,819    (841,813)     78,553     1,667,559
                                                     -------------------------------------------------

Redeemable Preferred Stock                                44,688                                44,688

Convertible Preferred Stock                               20,999                                20,999
Common Stock                                              20,504                                20,504
Capital in Excess of Par                                 154,717                               154,717
Unearned Stock Compensation                              (11,921)                              (11,921)
Net Unrealized Investment Gains                           51,220     (20,513)                   30,707
Cumulative Foreign Currency Translation Adjustment           826        (826)                        0
Retained Earnings                                        405,947      (2,159)                  403,788
                                                     -------------------------------------------------
TOTAL SHAREHOLDERS EQUITY                                642,292     (23,498)          0       618,794
                                                     -------------------------------------------------

TOTAL LIABILITIES, REDEEMABLE
PREFERRED STOCK AND SHAREHOLDERS
EQUITY
                                                     $ 3,117,799    (865,311)     78,553   $ 2,331,041
                                                     =================================================


See notes to pro forma condensed balance sheet.



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



                    The Liberty Corporation and Subsidiaries
                   Notes to Pro Forma Condensed Balance Sheet

a) The pro forma condensed balance sheet reflects the effect of the sale of Pierce National Life Insurance Company on the consolidated assets and liabilities of The Liberty Corporation. Additionally, the effect on consolidated equity related to net unrealized investment gains associated with fixed maturity and equity securities and the cumulative foreign currency translation adjustment are reported as an adjustment to consolidated equity.

b) The pro forma condensed balance sheet assumes the repayment of debt using the proceeds (net of expenses and income taxes paid related to the sale) from the sale of Pierce National Life Insurance Company.

c) The pro forma condensed balance sheet reflects the purchase of certain assets previously held by Pierce. The assets purchased would initially be retained in The Liberty Corporation and financed using debt.



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